U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                                    FORM 8-K
                                (Amendment No. )

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):April 18, 2005 (April 11, 2005)

                       National Diversified Services, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
            (State or jurisdiction of incorporation or organization)

                                   2-99080-NY
                            (Commission File Number)

                                   11-2820379
                     (I.R.S. Employer Identification Number)

                             c/o Morse & Morse, PLLC
                        1400 Old Country Road, Suite 302
                               Westbury, NY 11590
          -------------------------------------------------------------
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 487-1419


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

     The Company is deeply saddened by the April 11, 2005 death of Stacy Goldberg, a director of the Company. She was the daughter of George Rubin and sister of Morry F. Rubin. There are no current plans to fill her vacancy on the Board.



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         National Diversified Services, Inc.

Dated:  April 18, 2005                   By: /s/ Morry F. Rubin
                                         ----------------------
                                         Morry Rubin, President




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